SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006 (August 14, 2006)

Catuity Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30045 (Commission File Number)	38-3518829 (IRS Employer Identification No.)

2711 E. Jefferson Ave. Detroit, Michigan 48207 (Address of principal executive offices)		(313)-567-4348 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
Catuity Mid-Year Review

ITEM 7.01 REGULATION FD DISCLOSURE
On August 14, 2006 Catuity conducted a quarterly shareholder update conference call. Exhibit 99.1 to this Form 8-K served as the basis for the conference call. It was posted on Catuity’s website following the conference call and will be filed with the Australian Stock Exchange announcements platform.
EXHIBIT 99.1 Catuity Mid-Year Review
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATUITY INC. (Registrant)

	By	/s/ John H. Lowry John H. Lowry
Senior Vice President,
Chief Financial Officer & Secretary

Date: August 15, 2006

EXHIBIT INDEX

Ex No.	DESCRIPTION
99.1	Catuity Mid-Year Review